Principal Funds, Inc.
Supplement dated October 31, 2022
to the Prospectus and Statement of Information both dated March 1, 2022
(both as previously supplemented)

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
Effective November 18, 2022, the changes described below are being made to the Finisterre Emerging Markets Total Return Bond Fund’s Prospectus.

SUMMARY FOR FINISTERRE EMERGING MARKETS TOTAL RETURN BOND FUND
In the Investment Advisor and Portfolio Managers section, delete Arthur Duchon-Doris.

MANAGEMENT OF THE FUNDS
Delete all references to Arthur Duchon-Doris.

Effective November 18, 2022, the change described below is being made to the Finisterre Emerging Markets Total Return Bond Fund’s Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
In the Advisor: Principal Global Investors, LLC (Finisterre Portfolio Managers) section, remove all references to Arthur Duchon-Doris.